UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2026

BEAM GLOBAL
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 321-2223

___________________________________________________
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry into a Material Definitive Agreement.

On June 17, 2026, Beam Global (the “Company”) entered into a Lease Agreement with Ron L. and Jacqueline S. Reynolds Family Trust (the “Landlord”), for two adjacent industrial buildings located at 653 & 655 E. 20th Street, Yuma, Arizona (the “Premises”). The Company intends to use the Premises for office, warehouse and manufacturing operations.

The Premises consist of a total of approximately 54,400 square feet. The term of the Lease with respect to 653 E. 20th Street is five (5) years, commencing on July 15, 2026, and expiring on July 31, 2031. The term of the Lease with respect to 655 E. 20th Street is four (4) years and seven (7) months, commencing on January 1, 2027, and expiring on July 31, 2031.

The aggregate monthly base rent payable under the Lease over the term is set forth below:

Period	Total Monthly Base Rent
July 15, 2026 – July 31, 2026	$7,810.25
August 1, 2026 – December 31, 2026	$0.00 (abated)
January 1, 2027 – July 31, 2027	$27,184.50
August 1, 2027 – July 31, 2028	$28,000.04
August 1, 2028 – July 31, 2029	$28,840.04
August 1, 2029 – July 31, 2030	$29,705.24
August 1, 2030 – July 31, 2031	$30,596.39

Monthly base rent attributable to 653 E. 20th Street is abated for the period from August 1, 2026 through December 31, 2026. In addition to the fixed rent amounts, the Lease Agreement provides that the Company is responsible for additional payments including a portion of certain utility expenses, taxes, insurance and operating costs.

The Lease grants the Company an exclusive option to purchase the Premises at any time during the term. The purchase price is $4,500,000 if the option is exercised during the first twelve (12) months of the term, increasing by three percent (3%) on a cumulative annual basis on each anniversary of the commencement date thereafter.

A copy of the Lease Agreement is attached hereto as Exhibit 10.1. The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Agreement and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Lease Agreement dated June 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: June 24, 2026	By:	/s/ Lisa A. Potok
	Name:	Lisa A. Potok
	Title:	Chief Financial Officer